                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    JULY 31, 2000
                                                 ---------------------




                          MRI MEDICAL DIAGNOSTICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        COLORADO                        000-08735                 840682860
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)


       3 HUTTON CENTRE DRIVE, SUITE 150, SANTA ANA, CALIFORNIA     92707
--------------------------------------------------------------------------------
            (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:    (949) 513-1234
                                                   -----------------------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) On July 31, 2000, HomeZipR.com, Corp. ("HomeZipR"), a Delaware corporation, completed a reverse acquisition of the Registrant pursuant to which the Registrant acquired all of the outstanding shares of HomeZipR's common stock in exchange for 22,393,671 shares of the Registrant's common stock and 5,000,000 shares of its Series A Preferred Stock (the "Reorganization"). Following the Reorganization, the former shareholders of HomeZipR owned approximately 42% of the Registrant's outstanding common stock and approximately 94% of its outstanding preferred stock. Together, this accounts for approximately 90% of the Registrant's total outstanding voting power. The Registrant anticipates that it will effect a 1 for 18.85077263 reverse split (the "Reverse Split") of its common stock within approximately the next 60 days. After giving effect to the Reverse Split, and assuming conversion of all of the outstanding Series A Preferred Stock into common stock, the former HomeZipR shareholders will own approximately 90% of the company's outstanding common stock.

         In connection with the Reorganization, former directors William J. Piggott and Jacob I. Parker resigned, and Kenneth C. Ketner, Kevin Bonds, Donald Olsen and Thomas Deemer were appointed as directors of the Registrant. Javaid I. Sheikh did not resign and remains a director of the Registrant.

         (b) The table below sets forth certain information with respect to beneficial ownership of the Registrant's stock as of July 31, 2000 by (i) persons known by the Registrant to be the beneficial owners of more than five percent of its issued and outstanding stock; (ii) each of the Registrant's executive officers and directors; and (iii) all of the Registrant's officers and directors as a group.

                  The information provided reflects projected ownership of the Registrant's common stock assuming that all outstanding shares of Series A Preferred Stock have been converted into common stock and the Reverse Split described in Item 1(a) above has been effected. Accordingly, percentages are computed using a denominator of 16,150,000 shares outstanding.


NAME AND ADDRESS OF BENEFICIAL OWNER           NUMBER OF SHARES (1)   PERCENT OF CLASS
-------------------------------------------    --------------------   -----------------

SFC West, Ltd.                                       4,226,783 (2)            15.7%
c/o International Management Services, Ltd.
Harbour Centre Building
Georgetown
Cayman Islands, British West Indies



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NAME AND ADDRESS OF BENEFICIAL OWNER           NUMBER OF SHARES (1)   PERCENT OF CLASS
-------------------------------------------    --------------------   -----------------

Kenneth C. Ketner (Chairman and Director)              2,536,070              26.2%
3 Hutton Centre Drive, Suite 150
Santa Ana, CA  92707

Kevin Bonds (President and Director)                   1,268,034               7.9%
1000 Parkwood Circle
Suite 500
Atlanta, Georgia 30339

Beverly Fleming (Executive Vice President and           140,893                 *
Secretary)
3 Hutton Centre Drive, Suite 150
Santa Ana, CA  92707

Michael Barron (Executive Vice President)               845,357                5.2%
3 Hutton Centre Drive, Suite 150
Santa Ana, CA  92707

Donald Olsen (Director)                                    0                    0
3 Hutton Centre Drive, Suite 150
Santa Ana, CA  92707

Thomas Deemer (Director)                                140,893                 *
3 Hutton Centre Drive, Suite 150
Santa Ana, CA  92707

Javaid Sheikh (Director)                                161,429                1.0%
988 St. Joseph Avenue
Los Altos, CA  94024

Randy Bristol                                          1,972,499              12.2%
3223 Bob Cox Road
Marieta, GA  30064

Mortgage Capital Resource Corporation                   850,000                5.2%
2038 Iowa Avenue
Suite 100
Riverside, California  92508


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NAME AND ADDRESS OF BENEFICIAL OWNER           NUMBER OF SHARES (1)   PERCENT OF CLASS
-------------------------------------------    --------------------   -----------------

All officers and directors as a group (7               9,319,460 (3)          57.7%
persons)

-------------------------------------------------

  (1)      Figures are approximate due to rounding
  (2)      Kenneth Ketner has voting control over the shares held by SFC
           West, Ltd.
  (3) Includes shares of SFC West, Ltd. over which Kenneth Ketner has voting control.
  *        Less than one percent.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 31, 2000, concurrent with the closing of the Reorganization described in Item 1 above, the Registrant acquired a division of Mortgage Capital Resource Corporation in exchange for 320,463 shares of the Registrant's Series A Preferred Stock. The acquired division is engaged in the business of brokering home mortgage loans in the Atlanta, Georgia area, and the Registrant intends to continue such operations.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On or about August 8, 2000, in connection with the Reorganization described in Item 1(a), the Registrant dismissed Ludlow & Harrison, a CPA corporation, as its independent public accountants and appointed Lesley, Thomas, Schwarz & Postma, Inc., who were HomeZipR's independent public accountants, in their place. Reports issued by Ludlow & Harrison for the fiscal years ended March 31, 1999 and 2000 did not contain any adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles, nor were there any material disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during these years.

         At the Registrant's request, Ludlow & Harrison has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that Ludlow & Harrison agrees with the foregoing statements. That letter is attached as an exhibit to this Report.

         The Registrant engaged Lesley, Thomas, Schwarz & Postma, Inc. as its new independent public accountants on or about August 8, 2000. The decision to change accountants was approved by the Registrant's Board of Directors. The Registrant did not consult with any other accounting firm regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did it consult with Lesley, Thomas with respect to any accounting disagreement or any reportable event at any time prior to their appointment as its independent public accountants.


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ITEM 5.  OTHER EVENTS.

         Within approximately the next 60 days, the Registrant expects to change its name to HomeZipR Corp. and effect the Reverse Split described in Item 1(a) above.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b)  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.
                  --------------------------------------------------------

                  The Registrant intends to file the required financial statements and PRO FORMA financial information by way of an amendment to this Form 8-K within 60 days of the date of filing of this Form.

         (c)      EXHIBITS.
                  --------

                  2.1 Securities Purchase Agreement and Plan of Reorganization dated July 14, 2000.

                  2.2      Asset Purchase Agreement dated July 14, 2000.

                  16 Letter from Ludlow & Harrison, a CPA corporation, regarding change in certifying accountants.

ITEM 8.  CHANGE IN FISCAL YEAR.

         On July 31, 2000, the Registrant elected to change its fiscal year end from March 31 to October 31. The Registrant will file a report on Form 10-K covering the transition period on or before January 29, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MRI Medical Diagnostics, Inc.
                                            (Registrant)


Date: August 22, 2000                      By: /S/ KENNETH C. KETNER
                                               ---------------------------------
                                               Kenneth C. Ketner, Chairman



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